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                                                                    Exhibit 10.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in the Amendment No. 1 to this Registration Statement Form 20-F of our report dated February 2, 1999, included in the Scotsman Industries, Inc. and subsidiaries' Form 10-K for the year ended January 3, 1999. It should be noted that we have not audited any financial statements of the company subsequent to January 3, 1999 or performed any audit procedures subsequent to the date of our report.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
Chicago, Illinois
June 27, 2000